EQ Advisors TrustSM

Prospectus dated May 1, 2004

This Prospectus describes five (5) Portfolios* offered by EQ Advisors Trust and the Class IA shares offered by the Trust on behalf of each Portfolio to the Investment Plan for Employees, Managers and Agents (“Investment Plan”) (formerly, The Equitable Investment Plan for Employees, Managers and Agents). Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Domestic Stock Portfolios

EQ/Alliance Premier Growth EQ/Bernstein Diversified Value EQ/FI Small/Mid Cap Value EQ/MFS Emerging Growth Companies EQ/Technology**

*	Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.
**	Subject to shareholder approval, we anticipate that the EQ/Technology Portfolio (the “replaced portfolio”) will be reorganized into the AXA Premier VIP Technology Portfolio, on or about May 14, 2004. After the reorganization, the replaced portfolio will no longer be available.

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Version IP

EQ Advisors Trust

Overview

EQ ADVISORS TRUST

EQ Advisors Trust (the “Trust”) consists of fifty-three (53) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA shares of five (5) of the Trust’s Portfolios. Each Portfolio is a diversified Portfolio which are non-diversified Portfolios. Information on each Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued by The Equitable Life Assurance Society of the United States (“Equitable”), other affiliated or unaffiliated insurance companies and to the Investment Plan. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan.

Equitable, through its AXA Funds Management Group unit (the “Manager”), is the investment manager to each Portfolio. The day-to-day portfolio management of each Portfolio is provided by one or more investment sub-advisers (the “Advisers”). Information regarding the Manager and the Advisers is included under “Management of the Trust” and “About the Investment Portfolios” in this Prospectus. The Manager has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Trust’s Board of Trustees. In such circumstances, shareholders would receive notice of such action.

Effective on or about September 7, 2004, subject to regulatory approval, the name “The Equitable Life Assurance Society of the United States” is anticipated to be changed to “AXA Equitable Life Insurance Company.” When the name change becomes effective, all references in any current prospectus or prospectus supplement to “The Equitable Life Assurance Society of the United States,“ “Equitable Life,” or “Equitable” will become references to “AXA Equitable Life Insurance Company.”

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosures carefully before investing.

2	Overview	EQ Advisors Trust

Table of contents

1. About the Investment Portfolios	4

Domestic Stock Portfolios	5
EQ/Alliance Premier Growth	5
EQ/Bernstein Diversified Value	7
EQ/FI Small/Mid Cap Value	9
EQ/MFS Emerging Growth Companies	11
EQ/Technology	13

2. More Information on Principal Risks and Benchmarks	15

Principal Risks	15
Benchmarks	18

3. Managementof the Trust	19

The Trust	19
The Manager	19
Management Fees	19
Expense Limitation Agreement	20
Legal Proceedings	20

4. Fund Distribution Arrangements	24

5. Buying and Selling Shares	25

6. How Portfolio Shares are Priced	26

7. Dividends and Other Distributions and Tax Consequences	27

8. Financial Highlights	28

EQ Advisors Trust	Table of contents	3

1. About the investment portfolios

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.

The EQ/FI Small/Mid Cap Value, EQ/Technology, Portfolios each also have a policy that it will invest 80% of its net assets in the particular type of investment suggested by its name. This policy may not be changed without providing sixty (60) days’ written notice to the shareholders of the affected Portfolio.

For temporary defensive purposes, each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal.

Please note that:

•	A fuller description of each of the principal risks and of the benchmarks is included in the section “More Information on Principal Risks and Benchmarks,” which follows the description of each Portfolio in this section of the Prospectus.
•	Additional information concerning each Portfolio’s strategies, investments, and risks can also be found in the Trust’s Statement of Additional Information.

4	About the investment portfolios	EQ Advisors Trust

Domestic Stock Portfolios

EQ/Alliance Premier Growth Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its total assets) in equity securities of a limited number of large, carefully selected high-quality United States companies that the Adviser believes are likely to achieve superior earnings growth. The Portfolio is diversified for purposes of the Investment Company Act of 1940 (“1940 Act”), however it is still relatively concentrated. The Adviser selects the Portfolio’s investments from a research universe of more than 500 companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio’s net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio generally becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio generally becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Portfolio may invest up to 20% of its net assets in convertible securities and 20% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Focused Portfolio Risk

•	Foreign Securities Risk

•	Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio’s average annual total returns for the Portfolio for one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period):	Worst quarter (% and time period):

11.62% (2003 2nd Quarter)	–19.69% (2001 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	5

Domestic Stock Portfolios (continued)

Average Annual Total Returns

	One year	Since Inception

EQ/Alliance Premier Growth Portfolio — Class IA Shares	23.67%	–9.31%

Russell 1000 Growth Index*	29.75%	–6.73%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance Premier Growth Portfolio	Class IA Shares

Management Fee	0.90%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.05%

Total Annual Portfolio Operating Expenses	0.95%

Less Fee Waiver/Expense Reimbursement*	0.04%

Net Total Annual Portfolio Operating Expenses**	0.91%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.90%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$93

3 Years	$299

5 Years	$521

10 Years	$1,162

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003 Alliance Capital had approximately $475 billion in assets under management.

Thomas G. Kamp is responsible for the day-to-day management of the Portfolio. Mr. Kamp has been a portfolio manager for the Portfolio since April 1, 2003. He is a Senior Vice President of Alliance Capital and has been with Alliance since 1993.

6	About the investment portfolios	EQ Advisors Trust

EQ/Bernstein Diversified Value Portfolio

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities of relatively large capitalization domestic companies that the Adviser believes are inexpensively priced relative to the return on total capital or equity. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

In managing the Portfolio, the Adviser uses a value-oriented, “bottom-up” approach (individual stock selection) to find companies that have:

•	low price to earnings ratios;

•	high yield;

•	unrecognized assets;

•	the possibility of management change; and/or

•	the prospect of improved profitability.

The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody’s.

The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

•	Foreign Investing Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because Alliance was not the Adviser to the Portfolio prior to March 1, 2001.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

23.25% (1998 4th Quarter)	–18.20% (2002 3rd Quarter)

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/Bernstein Diversified Value Portfolio — Class IA Shares	29.07%	3.20%	5.78%

Russell 1000 Value Index**	30.03%	3.56%	5.49%

*	For periods prior to the inception of Class IA shares (May 18, 2001), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees. The Class IB shares commenced operations on January 1, 1998.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

EQ Advisors Trust	About the investment portfolios	7

Domestic Stock Portfolios (continued)

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Bernstein Diversified Value Portfolio	Class IA Shares

Management Fee	0.64%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.06%

Total Annual Portfolio Operating Expenses	0.70%

Less Fee Waiver/Expense Reimbursement*	– %

Net Total Annual Portfolio Operating Expenses**	0.70%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. This arrangement did not affect the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$72

3 Years	$224

5 Years	$390

10 Years	$871

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, NY 10105. Alliance Capital has been the Adviser to the Portfolio since March 1, 2001. Alliance Capital, through its Bernstein Investment Research and Management Unit (“Bernstein”) manages the Portfolio. As of December 31, 2003 Alliance Capital had $475 billion in assets under management.

Bernstein’s field of expertise is the value style of investment management. Bernstein’s approach of equity investment for most of its equity services is value oriented, with value defined as the relationship between a security’s current price and its normal or long-term earnings power as determined by its investment research.

Marilyn G. Fedak and Ranji Nagaswami are principally responsible for the day-to-day management of the Portfolio. Ms. Fedak is an Executive Vice President of Alliance, Head of Bernstein Value Equities Business and Co-Chief Investment Officer of U.S. Value Equities. Ms. Nagaswami, a Senior Vice President and member of the U.S. Value Equities Investment Policy Group and Risk Investment Policy Group since 2001, joined Bernstein in 1999.

8	About the investment portfolios	EQ Advisors Trust

EQ/FI Small/Mid Cap Value Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Adviser normally invests the Portfolio’s assets primarily in equity securities.

The Adviser normally invests at least 80% of net assets, plus borrowings for investment purposes, in securities of companies with small to medium market capitalizations. Although a universal definition of small and medium market capitalization companies does not exist, for purposes of this Portfolio, the Adviser generally defines small and medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell 2000 Index and the S&P MidCap 400 Index or the Russell Midcap Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalization is above this level after purchase continue to be considered to have a small or medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions, and the composition of each index. The Adviser may also invest the Portfolio’s assets in companies with larger market capitalizations.

The Adviser invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/book, price/sale, or price/ earnings ratios. The stocks of these companies are often called “value” stocks. The Adviser may also invest in stocks that are not called “value” stocks.

The Adviser may invest the Portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. The Portfolio may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. If the Adviser’s strategies do not work as intended, the Portfolio may not achieve its objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio’s Class IA shares is November 24, 1998. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser managed the Portfolio prior to July 24, 2000.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

16.38% (2003 2nd Quarter)	–19.28% (2002 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	9

Domestic Stock Portfolios (continued)

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/FI Small/Mid Cap Value Portfolio — Class IA Shares	33.58%	5.10%	5.52%

Russell 2500 Value Index**	44.93%	11.93%	12.74%

*	Class IA shares commenced operations on November 24, 1998.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/FI Small/Mid Cap Value Portfolio	Class IA Shares

Management Fee	0.75%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.10%

Total Annual Portfolio Operating Expenses*	0.85%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.79%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$87

3 Years	$271

5 Years	$471

10 Years	$1,049

WHO MANAGES THE PORTFOLIO

Fidelity Management & Research Company (“FMR”), 82 Devonshire Street, Boston, Massachusetts 02109, has been the Portfolio’s Adviser since July 24, 2000. As of December 31, 2003, FMR, including its affiliates, had approximately $799 billion in total assets under management.

Richard Fentin and James Harmon are responsible for the day-to-day management of the Portfolio. Mr. Fentin is a vice president and manager and has been associated with FMR since 1979. Mr. Harmon is a vice president and manager and has been associated with FMR since 1995.

10	About the investment portfolios	EQ Advisors Trust

EQ/MFS Emerging Growth Companies Portfolio

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are companies that the Adviser believes are either:

•	early in their life cycle but have the potential to become major enterprises; or

•	are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio’s investments may include securities traded in the over-the-counter markets.

The Adviser uses a “bottom-up” investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Adviser.

In addition, the Adviser may invest up to 25% of the Portfolio’s assets in foreign securities, including those in emerging markets, or in cash and cash equivalents.

The Portfolio may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

Emerging Market Risk

•	Growth Investing Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio’s Class IA shares is November 24, 1998. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

53.14% (1999 4th Quarter)	(28.43)% (2001 3rd Quarter)

Average Annual Total Return*

	One Year	Five Years	Since Inception

EQ/MFS Emerging Growth Companies Portfolio — Class IA Shares	29.67%	–4.36%	–1.94%

Russell 3000 Growth Index**	30.97%	–4.69%	3.99%

*	Class IA shares commenced operations on November 24, 1998.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

EQ Advisors Trust	About the investment portfolios	11

Domestic Stock Portfolios (continued)

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/MFS Emerging Growth Companies Portfolio	Class IA Shares

Management Fee	0.65%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.07%

Total Annual Portfolio Operating Expenses*	0.72%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.71%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$74

3 Years	$230

5 Years	$401

10 Years	$894

WHO MANAGES THE PORTFOLIO

MFS Investment Management (“MFS”), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2003 MFS had $140.3 billion in assets under management.

The Portfolio is managed by a team of portfolio managers.

12	About the investment portfolios	EQ Advisors Trust

EQ/Technology Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the computer, electronic, hardware and components, communication, software, e-commerce, information service, biotechnology, chemical products, synthetic materials, and defense and aerospace industries.

The Portfolio does not limit its investment to issuers with a specific market capitalization range. While the Portfolio can invest in securities of U.S. and foreign companies, the majority of its assets are expected to be invested in securities of U.S. companies.

The Portfolio intends to invest primarily in common stock but it may also invest in other securities that the Advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.

The Portfolio employs multiple Advisers, each of whom is responsible for investing an allocated portion of the Portfolio. The Advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The Advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Foreign Securities Risk

•	Multiple Adviser Risk

•	Sector Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last three calendar years of operations and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for this Portfolio is May 1, 2000. The table shows the Portfolio’s average annual total returns for one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser managed the Portfolio prior to December 12, 2003. In addition, the Portfolio did not employ multiple Advisers prior to that date.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

34.57% (2001 4th Quarter)	–34.95% (2001 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception

EQ/Technology Portfolio — Class IA Shares	43.85%	–20.40%

Russell 1000 Technology Index*,**	48.88%	–22.66%

Russell 1000 Index*	29.89%	–5.44%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”
**	We believe that this index reflects more closely the market sectors in which the Portfolio invests.

EQ Advisors Trust	About the investment portfolios	13

Domestic Stock Portfolios (continued)

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Technology Portfolio	Class IA Shares

Management Fee	0.90%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.09%

Total Annual Portfolio Operating Expenses	0.99%

Less Fee Waiver/Expense Reimbursement*	0.09%

Net Total Annual Portfolio Operating Expenses**	0.90%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.76%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$92

3 Years	$306

5 Years	$538

10 Years	$1,204

WHO MANAGES THE PORTFOLIO

RCM Capital Management LLC (“RCM”), Four Embarcadero Center, San Francisco, CA 94111, has served as an Adviser to the Portfolio since December 2003. As of December 31, 2003, RCM had approximately $33 billion in assets under management.

Walter C. Price, CFA and Huachen Chen, CFA, are primarily responsible for the day-to-day management of the Portfolio’s assets allocated to RCM. Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager, and has been associated with RCM since 1985.

Firsthand Capital Management, Inc. (“Firsthand”), 125 South Market, Suite 1200, San Jose, CA 95113, has served as an Adviser to the Portfolio since December 2003. As of December 31, 2003, Firsthand had approximately $1.4 billion in assets under management.

Kevin M. Landis is primarily responsible for the day-to-day management of the portion of the Portfolio’s assets allocated to Firsthand. Mr. Landis is the Chief Investment Officer of Firsthand. Mr. Landis co-founded the firm in 1993 and has been a Portfolio Manager with Firsthand since 1994.

Wellington Management Company, LLP (“Wellington Management”), 75 State Street, Boston, MA 02109, has served as an Adviser to the Portfolio since December 2003. As of December 31, 2003, Wellington Management had approximately $394 billion in assets under management.

The portion of the Portfolio’s assets allocated to Wellington Management is managed by a team of investment professionals.

14	About the investment portfolios	EQ Advisors Trust

2. More information on principal risks and benchmarks

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s net asset value.

There is no guarantee that a Portfolio will achieve its investment ob-jective(s) or that it will not lose principal value.

General Investment Risks: Each Portfolio is subject to the following risks:

Asset Class Risk: There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Market Risk: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Security Selection Risk: The Adviser(s) for each Portfolio selects particular securities in seeking to achieve the Portfolio’s objective within its overall strategy. The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result, the Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated in “About the Investment Portfolios,” a particular Portfolio may also be subject to the following risks

Convertible Securities Risk: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

Derivatives Risk: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Futures and Options Risk: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company’s operations.

Fixed Income Risk: To the extent that any of the Portfolios invest a substantial amount of assets in fixed income securities, a Portfolio may be subject to the following risks:

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio’s yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio’s transactions will be

EQ Advisors Trust	More information on principal risks and benchmarks	15

unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

Credit risk is particularly significant for the Portfolios that may invest a material portion of their assets in “junk bonds” or lower-rated securities.

Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Mortgage-Backed Securities Risk: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to the risks of interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Focused Portfolio Risk: Certain Portfolios invest in the securities of a limited number of companies. Consequently these Portfolios may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk: A Portfolio’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can adversely affect a Portfolio’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Portfolio’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

Currency Risk: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio’s investment in securities denominated in a foreign currency or may widen existing losses.

Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their

16	More information on principal risks and benchmarks	EQ Advisors Trust

political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Growth Investing Risk: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

Multiple-Adviser Risk: The EQ/Technology Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity or debt markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

Portfolio Turnover Risk: The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which would reduce investment returns.

Sector Risk: Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on the value of a Portfolio’s investments. Many technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

Small-Cap and/or Mid-Cap Company Risk: A Portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Value Investing Risk: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

EQ Advisors Trust	More information on principal risks and benchmarks	17

Benchmarks

The performance of each of the Trust’s Portfolios as shown in the section “About the Investment Portfolios” compares each Portfolio’s performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

The Russell 3000® Index (“Russell 3000”) is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell 3000® Growth Index (“Russell 3000 Growth”) is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Index (“Russell 1000”) is an unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000, and represents approximately 92% of the total market capitalization of the Russell 3000.

The Russell 1000® Growth Index (“Russell 1000 Growth”) is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index (“Russell 1000 Value”) is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

The Russell 1000 Technology Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 Index companies classified as technology companies.

The Russell 2500™ Index (“Russell 2500”) is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000, which represents approximately 17% of the total market capitalization of the Russell 3000.

The Russell 2500™ Value Index (“Russell 2500 Value”) is an unmanaged index which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

18	More information on principal risks and benchmarks	EQ Advisors Trust

3. Management of the Trust

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section “About The Investment Portfolios.”

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among fifty-three (53) Portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IA shares of five (5) Portfolios. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

The Manager

The Equitable Life Assurance Society of the United States (“Equitable”), through its AXA Funds Management Group unit (the “Manager”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser and uses systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolios’ investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs annual due diligence reviews with each Adviser.

The Manager obtains detailed information concerning Portfolio and Adviser performance and Portfolio operations that is used to supervise and monitor the Advisers and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio’s assets subject to the approval of the Trust’s Board of Trustees. The Manager also has discretion to allocate each Portfolio’s assets among the Portfolio’s Advisers. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an order from the SEC to permit it and the Trust’s Board of Trustees to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”) such as Alliance Capital Management L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received in 2003 for managing each of the Portfolios and the rate of the management fees waived by the Manager in 2003 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2003

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed

EQ/Alliance Premier Growth	0.90%	0.04%
EQ/Bernstein Diversified Value	0.64%	0.00%
EQ/Fl Small/Mid Cap Value	0.75%	0.00%
EQ/MFS Emerging Growth Companies	0.65%	0.00%
EQ/Technology	0.90%	0.09%

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which would result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk

EQ Advisors Trust	Management of the Trust	19

management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Portfolio pays Equitable a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.0225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for each Portfolio and an additional $30,000 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).

Expense Limitation Agreement

In the interest of limiting until April 30, 2005 the expenses of each Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:

Expense Limitation Provisions

Portfolios	Total Expenses Limited to (% of daily net assets)

EQ/Alliance Premier Growth †	0.90%
EQ/Bernstein Diversified Value	0.70%
EQ/FI Small/Mid Cap Value	0.85%
EQ/Technology †	0.90%

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within five years (or three years for certain Portfolios, as indicated by a “†” in the above table) of the payment being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

Legal Proceedings

Alliance Capital Management L.P.

Alliance Capital reached terms with the office of the New York Attorney General (“NYAG”) and the staff of the SEC for the resolution of regulatory claims with respect to market timing in some of its mutual funds. The agreement with the SEC is reflected in an Order of the Commission. The agreement with the NYAG is subject to final, definitive documentation.

Among the key provisions of the agreements are the following:

•	Under both the SEC and NYAG agreements, Alliance Capital will establish a $250 million fund to compensate fund shareholders for the adverse effects of market timing in some of its mutual funds. Of the $250 million fund, the agreements characterize $150 million as disgorgement and $100 million as a penalty.

•	The agreement with the NYAG includes a weighted average reduction in fees of 20% on Alliance Capital’s U.S. long-term open-end retail funds, commencing January 1, 2004, for a minimum of 5 years.

Under both agreements, the Boards of Directors of Alliance Capital’s mutual funds, which have already moved to elect independent chairmen from among their independent directors, will also have independent directors that comprise at least 75% of each Board, and will retain an independent compliance officer who will assist the Boards in their oversight of compliance, fiduciary issues and conflicts of interest.

The terms and conditions of the agreements also include, among others:

•	Formation of a Code of Ethics Oversight Committee, composed of senior executives of Alliance Capital’s operating businesses, to oversee all matters relating to issues arising under the Alliance Capital Code of Ethics;

•	Establishment of an Internal Compliance Controls Committee, chaired by Alliance Capital’s Chief Compliance Officer, to review compliance issues throughout Alliance Capital, endeavor to develop solutions to those issues as they may arise from time to time, and oversee implementation of those solutions;

•	Establishment of a company ombudsman to whom Alliance Capital employees may convey concerns about Alliance Capital business matters that they believe involve matters of ethics or questionable practices;

20	Management of the Trust	EQ Advisors Trust

•	Engagement of an Independent Compliance Consultant to conduct a comprehensive review of Alliance Capital’s supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the Alliance Capital Code of Ethics and federal securities law violations by Alliance Capital and its employees; and

•	Commencing in 2005, and at least once every other year thereafter, Alliance Capital shall undergo a compliance review by an independent third party.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the “Hindo Complaint”) was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Growth Funds; Gerald Malone; Charles Schaffran (collectively, the “Alliance Capital defendants”); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the AllianceBernstein Growth Funds as defendants. All of these lawsuits seek an unspecified amount of damages.

MFS Investment Management

MFS has reached agreement with the SEC, the NYAG and the Bureau of Securities Regulation of the State of New Hampshire (“NH”) to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators’ view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS’ former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors (“Retail Funds”), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association’s Investor Protection Trust).

In addition, under the terms of the settlement, MFS will adopt certain governance changes, which include, among others:

•	formation of a Code of Ethics Oversight Committee, comprised of senior executives of MFS’ operating businesses, to oversee all matters relating to issues arising under MFS’ Code of Ethics;

•	establishment of an Internal Compliance Controls Committee, chaired by MFS’ Chief Compliance Officer and comprised of senior executives of MFS’ operating businesses, to review compliance issues as they may arise from time to time, endeavor to develop solutions to those issues, and oversee implementation of those solutions;

•	establishment of a company ombudsman to whom MFS employees may convey concerns about MFS business matters that they believe involve matters of ethics or questionable practices;

•	establishment of a full-time senior-level position reporting to MFS’ Chief Compliance Officer whose responsibilities include compliance matters related to conflicts of interest; this officer or another designated compliance officer will implement and oversee the funds’ excessive trading policies and compliance procedures;

•	engagement of an Independent Compliance Consultant to conduct a comprehensive review of MFS supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the MFS Code of Ethics and federal securities law violations by MFS and its employees; and

•	commencing in 2006, and at least once every other year thereafter, MFS shall undergo a compliance review by an independent third party.

EQ Advisors Trust	Management of the Trust	21

In addition, under the terms of the settlement, MFS has undertaken to use its best efforts to cause the Retail Funds to operate in accordance with the following governance policies and practices:

•	at least 75% of the Retail Funds’ Boards of Trustees will be independent of MFS and will not have been directors, officers or employees of MFS at any point during the preceding 10 years (a standard to which the Retail Funds’ Boards currently adhere);

•	the chair of the Retail Funds’ Boards of Trustees will be independent of MFS and will not have been a director, officer or employee of MFS at any point during the preceding 10 years (a standard to which the Retail Funds’ Boards currently adhere);

•	all action taken by the Retail Funds’ Boards of Trustees or a committee thereof will be approved by a majority of the independent trustees of the Boards or committee, respectively;

•	commencing in 2005 and not less than every fifth calendar year thereafter, the Retail Funds will hold shareholder meetings at which the Boards of Trustees will be elected; and

•	the Retail Funds will designate an independent compliance officer reporting to the Boards of Trustees responsible for assisting the Boards in monitoring compliance by MFS with the federal securities laws, its fiduciary duties to fund shareholders and its Code of Ethics in all matters relevant to the operations of the funds.

Under the terms of the NYAG settlement, MFS has undertaken, on behalf of the funds, that:

•	the funds will retain a senior officer responsible for assisting in the review of fee arrangements and administering the funds’ compliance policies and procedures, and the Board of Trustees of the funds has determined that MFS shall reimburse the funds for the expense of this senior officer; and

•	certain statements sent by MFS to fund shareholders will disclose fees and costs in actual dollar amounts charged to each investor on his or her actual investment based upon the investor’s most recent quarterly closing balance and on a hypothetical $10,000 investment held for ten years.

Messrs. Ballen and Parke have agreed to suspensions from association with any investment adviser or registered investment company for periods of 9 months and 6 months, respectively. Upon completion of these suspensions, for periods of 27 months (Mr. Ballen) and 30 months (Mr. Parke), Messrs. Ballen and Parke have agreed not to serve as an employee, officer or trustee of any registered investment company; not to serve as chairman, director or as an officer of any investment adviser; and to otherwise perform only limited functions for an investment adviser, which may include strategic planning and analysis, portfolio management and non-mutual fund marketing. Messrs. Ballen and Parke will pay approximately $315,000 each to the SEC, $250,000 of which is characterized as a penalty. In addition, Messrs. Ballen and Parke resigned as trustees of the funds’ Boards of Trustees, and Mr. Ballen resigned as the funds’ President, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS’ internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley’s preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various

22	Management of the Trust	EQ Advisors Trust

distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC’s investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

EQ Advisors Trust	Management of the Trust	23

4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) serves as one of the distributors for the Class IA shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IB shares. AXA Distributors, LLC (“AXA Distributors”) serves as the other distributor for the Class IA shares of the Trust as well as for the Class IB shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

24	Fund distribution arrangements	EQ Advisors Trust

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of Equitable.

Frequent transfers, including market timing and other program trading strategies, may be disruptive to the Portfolios. Disruptive transfer activity may hurt the long term performance of a Portfolio by, for example, requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which we and the Trust seek to make in a fair and reasonable manner consistent with interests of all Contract owners.

If we determine that your transfer patterns among the Portfolios are disruptive to the Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, we may consider the combined transfer activity of Contracts that we believe are under common ownership, control or direction.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s aggregate deposits or aggregate redemptions exceed our threshold, we may take the actions described above to restrict availability of voice, fax and automated transaction services. We also currently provide a letter to Contract owners who have engaged in disruptive transfer activity of our intention to restrict access to communication services. However, we may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, we may also, in our sole discretion and without further notice, change what we consider potentially disruptive transfer activity and our monitoring procedures and thresholds, as well as change our procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular Portfolio.

EQ Advisors Trust	Buying and selling shares	25

6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities

Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

•	A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, Portfolio securities are valued as follows:

•	Equity securities – most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) – based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) – amortized cost (which approximates market value).

•	Securities traded on foreign exchanges – most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the Trust at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options – last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures – last sales price or, if there is no sale, latest available bid price.

•	Other Securities – other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the Trust.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing.

26	How portfolio shares are priced	EQ Advisors Trust

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolios.

Tax Consequences

Each Portfolio of the Trust is treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	27

8. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Trust’s Class IA and Class IB shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2003 appears in the Trust’s Annual Report. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

EQ/Alliance Premier Growth Portfolio:

	Class IA						Class IB
	Year Ended December 31,				May 1, 1999* to December 31, 1999		Year Ended December 31,				May 1, 1999* to December 31, 1999
	2003	2002	2001	2000(d)			2003	2002	2001	2000(d)
Net asset value, beginning of period	$5.07	$7.35	$9.65	$11.87	$10.00		$5.03	$7.31	$9.62	$11.86	$10.00

Income from investment operations:
Net investment income (loss)	— #	(0.02)	(0.01)	(0.01)	0.02		(0.02)	(0.03)	(0.03)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments. .	1.20	(2.26)	(2.29)	(2.14)	1.89		1.19	(2.25)	(2.28)	(2.14)	1.89

Total from investment operations	1.20	(2.28)	(2.30)	(2.15)	1.91		1.17	(2.28)	(2.31)	(2.17)	1.90

Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)		—	—	—	—	(0.01)
Distributions from realized gains	—	—	— #	(0.07)	(0.03)		—	—	— #	(0.07)	(0.03)

Total dividends and distributions	—	—	— #	(0.07)	(0.04)		—	—	— #	(0.07)	(0.04)

Net asset value, end of period	$6.27	$5.07	$7.35	$9.65	$11.87		$6.20	$5.03	$7.31	$9.62	$11.86

Total return (b)	23.67%	(31.02)%	(23.83)%	(18.15)%	19.14%		23.26%	(31.19)%	(24.01)%	(18.34)%	18.97%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$355,205	$21,361	$39,076	$49,284	$28,834		$725,650	$580,975	$924,331	$1,341,788	$451,323
Ratio of expenses to average net assets after waivers (a)	0.90%	0.90%	0.90%	0.90%	0.90	%(c)	1.15%	1.15%	1.15%	1.15%	1.15	%(c)
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.89%	0.89%	N/A	N/A	N/A		1.14%	1.14%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.95%	0.99%	0.96%	0.94%	1.12	%(c)	1.20%	1.24%	1.21%	1.19%	1.37	%(c)
Ratio of net investment income (loss) to average net assets after waivers (a)	(0.10)%	(0.24)%	(0.15)%	(0.12)%	0.45	%(c)	(0.35)%	(0.49)%	(0.40)%	(0.37)%	0.20	%(c)
Ratio of net investment loss to average net assets after waivers and fees paid indirectly (a)	(0.09)%	(0.23)%	N/A	N/A	N/A		(0.34)%	(0.48)%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	(0.15)%	(0.33)%	(0.21)%	(0.16)%	0.23	%(c)	(0.40)%	(0.58)%	(0.46)%	(0.40)%	(0.02	)%(c)
Portfolio turnover rate	77%	99%	140%	127%	29%		77%	99%	140%	127%	29%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$0.01	$— #	$—	$0.01		$— #	$0.01	$— #	$—	$0.01

See Notes to Financial Statements.

28	Financial Highlights	EQ Advisors Trust

EQ/Bernstein Diversified Value Portfolio(e):

	Class IA					Class IB
	Year Ended December 31,				May 18, 2001* to December 31,	Year Ended December 31,
	2003		2002		2001	2003		2002		2001		2000	1999
Net asset value, beginning of period		$10.03		$11.77	$12.26		$10.03		$11.77		$11.73	$12.06	$11.94

Income from investment operations:
Net investment income		0.18		0.18	0.11		0.15		0.14		0.11	0.09	0.11
Net realized and unrealized gain (loss) on investments		2.73		(1.76)	(0.26)		2.73		(1.74)		0.25	(0.33)	0.31

Total from investment operations		2.91		(1.58)	(0.15)		2.88		(1.60)		0.36	(0.24)	0.42

Less distributions:
Dividends from net investment income		(0.17)		(0.16)	(0.13)		(0.15)		(0.14)		(0.11)	(0.09)	(0.11)
Distributions from realized gains		—		—	(0.21)		—		—		(0.21)	—	(0.19)

Total dividends and distributions		(0.17)		(0.16)	(0.34)		(0.15)		(0.14)		(0.32)	(0.09)	(0.30)

Net asset value, end of period		$12.77		$10.03	$11.77		$12.76		$10.03		$11.77	$11.73	$12.06

Total return (b)		29.07%		(13.42)%	(1.21)%		28.73%		(13.61)%		3.09%	(1.94)%	3.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)		$32,274		$21,214	$18,000		$1,508,256		$800,212		$608,741	$176,049	$133,503
Ratio of expenses to average net assets after waivers (a)		0.70%		0.70%	0.70%		0.95%		0.95%		0.95%	0.95%	0.94%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)		0.70%		0.69%	N/A		0.95%		0.94%		N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)		0.70%		0.73%	0.73%		0.95%		0.98%		0.98%	0.95%	1.00%
Ratio of net investment income to average net assets after waivers (a)		1.82%		1.77%	1.69%		1.57%		1.52%		1.40%	0.91%	1.10%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)		1.82%		1.78%	N/A		1.57%		1.53%		N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)		1.82%		1.75%	1.66%		1.57%		1.50%		1.37%	0.91%	1.04%
Portfolio turnover rate		21%		13%	90%		21%		13%		90%	33%	32%
Effect of expense limitation during the period:
Per share benefit to net investment income	$	—#	$	—#	$ —#	$	—#	$	—#	$	—#	$—	$0.01

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	29

EQ/FI Small/Mid Cap Value Portfolio:

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2003	2002	2001	2000		1999		2003	2002	2001	2000		1999
Net asset value, beginning of year	$9.85	$11.61	$11.21	$10.76		$10.59		$9.84	$11.61	$11.22	$10.78		$10.61

Income from investment operations:
Net investment income	0.09	0.11	0.12	0.10		0.03		0.06	0.07	0.06	0.12		0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.22	(1.79)	0.36	0.48		0.19		3.22	(1.78)	0.39	0.43		0.17

Total from investment operations	3.31	(1.68)	0.48	0.58		0.22		3.28	(1.71)	0.45	0.55		0.19

Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.08)	(0.13)		(0.05)		(0.04)	(0.06)	(0.06)	(0.11)		(0.02)

Net asset value, end of year	$13.09	$9.85	$11.61	$11.21		$10.76		$13.08	$9.84	$11.61	$11.22		$10.78

Total return	33.58%	(14.49)%	4.29%	5.48%		2.07%		33.36%	(14.77)%	4.04%	5.13%		1.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$26,522	$18,779	$18,087	$7,269		$2,339		$1,097,892	$646,958	$429,560	$153,232		$149,618
Ratio of expenses to average net assets after waivers	0.85%	0.85%	0.85%	0.82	%(c)	0.75	%(c)	1.10%	1.10%	1.10%	1.07	%(c)	1.00	%(c)
Ratio of expenses to average net assets after waivers and fees paid indirectly	0.79%	0.83%	N/A	N/A		N/A		1.04%	1.08%	N/A	N/A		N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly	0.85%	0.85%	0.86%	0.87	%(c)	0.84	%(c)	1.10%	1.10%	1.11%	1.12	%(c)	1.09	%(c)
Ratio of net investment income to average net assets after waivers	0.75%	1.00%	1.28%	1.42	%(c)	0.40	%(c)	0.50%	0.75%	1.03%	1.17	%(c)	0.21	%(c)
Ratio of net investment income to average net assets after waivers and fees paid indirectly	0.81%	1.02%	N/A	N/A		N/A		0.56%	0.77%	N/A	N/A		N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly	0.75%	1.00%	1.27%	1.37	%(c)	0.32	%(c)	0.50%	0.75%	1.02%	1.12	%(c)	0.12	%(c)
Portfolio turnover rate	160%	98%	106%	196%		192%		160%	98%	106%	196%		192%
Effect of expense limitation during the year: Per share benefit to net investment income	$—	$—	$— #	$0.01		$0.01		$—	$—	$— #	$—		$0.02

See Notes to Financial Statements.

30	Financial Highlights	EQ Advisors Trust

EQ/MFS Emerging Growth Companies Portfolio:

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2003	2002	2001	2000	1999		2003	2002	2001	2000	1999
Net asset value, beginning of year	$9.10	$13.82	$20.91	$27.40	$16.04		$9.00	$13.70	$20.78	$27.33	$16.04

Income from investment operations:
Net investment income (loss)	(0.01)	(0.02)	0.07	0.04	0.01		(0.04)	(0.05)	(0.04)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.71	(4.70)	(7.16)	(5.13)	11.83		2.68	(4.65)	(7.04)	(5.13)	11.79

Total from investment operations	2.70	(4.72)	(7.09)	(5.09)	11.84		2.64	(4.70)	(7.08)	(5.15)	11.77

Less distributions:
Distributions from realized gains	—	—	— #	(1.40)	(0.48)		—	—	— #	(1.40)	(0.48)

Net asset value, end of year	$11.80	$9.10	$13.82	$20.91	$27.40		$11.64	$9.00	$13.70	$20.78	$27.33

Total return	29.67%	(34.15)%	(33.89)%	(18.56)%	74.43%		29.33%	(34.31)%	(34.06)%	(18.83)%	73.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,996	$22,611	$43,918	$72,889	$46,248		$935,920	$758,033	$1,363,276	$2,142,512	$1,665,635
Ratio of expenses to average net assets after waivers	N/A	N/A	N/A	0.70%	0.60	%(c)	N/A	N/A	N/A	0.95%	0.85	%(c)
Ratio of expenses to average net assets after waivers and fees paid indirectly	0.71%	0.72%	N/A	N/A	N/A		0.96%	0.97%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly	0.72%	0.73%	0.72%	0.70%	0.70	%(c)	0.97%	0.98%	0.97%	0.95%	0.95	%(c)
Ratio of net investment income (loss) to average net assets after waivers	N/A	N/A	N/A	0.15%	0.09	%(c)	N/A	N/A	N/A	(0.11)%	(0.16	)%(c)
Ratio of net investment loss to average net assets after waivers and fees paid indirectly	(0.09)%	(0.16)%	N/A	N/A	N/A		(0.34)%	(0.41)%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly	(0.10)%	(0.17)%	0.02%	0.14%	0.01	%(c)	(0.35)%	(0.42)%	(0.23)%	(0.11)%	(0.26	)%(c)
Portfolio turnover rate	105%	110%	278%	203%	184%		105%	110%	278%	203%	184%
Effect of expense limitation during the year:
Per share benefit to net investment income (loss)	$—	$—	$—	$—	$0.01		$—	$—	$—	$—	$0.01

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	31

EQ/Technology Portfolio:

	Class IA					Class IB
	Year Ended December 31,			May 1, 2000* to December 31, 2000		Year Ended December 31,			May 1, 2000* to December 31, 2000
	2003	2002	2001			2003	2002	2001
Net asset value, beginning of period	$3.01	$5.06	$6.68	$10.00		$2.99	$5.04	$6.67	$10.00

Income from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.01)	0.01		(0.02)	(0.03)	(0.03)	—
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.34	(2.02)	(1.61)	(3.33)		1.32	(2.02)	(1.60)	(3.33)

Total from investment operations	1.32	(2.05)	(1.62)	(3.32)		1.30	(2.05)	(1.63)	(3.33)

Less distributions:
Dividends from net investment income	—	—	— #	—		—	—	— #	—

Net asset value, end of period	$4.33	$3.01	$5.06	$6.68		$4.29	$2.99	$5.04	$6.67

Total return (b)	43.85%	(40.51)%	(24.24)%	(33.20)%		43.48%	(40.67)%	(24.43)%	(33.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,775	$11,263	$24,326	$22,880		$325,178	$194,971	$320,756	$275,140
Ratio of expenses to average net assets after waivers (a)	0.90%	0.90%	0.90%	0.90	%(c)	1.15%	1.15%	1.15%	1.15	%(c)
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.76%	0.88%	N/A	N/A		1.01%	1.13%	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.99%	1.00%	0.98%	0.96	%(c)	1.24%	1.25%	1.23%	1.21	%(c)
Ratio of net investment income (loss) to average net assets after waivers (a)	(0.61)%	(0.71)%	(0.31)%	0.25	%(c)	(0.86)%	(0.96)%	(0.56)%	(0.00	)%(c)
Ratio of net investment loss to average net assets after waivers and fees paid indirectly (a)	(0.47)%	(0.69)%	N/A	N/A		(0.72)%	(0.94)%	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	(0.70)%	(0.81)%	(0.39)%	0.18	%(c)	(0.95)%	(1.06)%	(0.64)%	(0.07	)%(c)
Portfolio turnover rate	194%	80%	41%	49%		194%	80%	41%	49%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$—		$— #	$— #	$— #	$—

See Notes to Financial Statements.

32	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (concluded)

*	Commencement of Operations
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for investment income and non-class specific expense.
(d)	Net investment income and capital changes per share are based on monthly average shares outstanding.
(e)	On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/T. Rowe Price Equity Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/Lazard Large Cap Value Portfolio.

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	33

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:

Annual and Semi-Annual Reports

The Annual and Semi-Annual Reports include more information about the Trust’s performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI, dated May 1, 2004, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC’s website at www.sec.gov to view the SAI and other information about the Trust, which is available on the EDGAR database. You can also review and copy information about the Trust, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953